                                                                      EXHIBIT 21

                                PHYCOR, INC.
                           SUBSIDIARIES/AFFILIATES

                           As of September 30, 1996

          All entities are Tennessee corporations except as noted.

                              ALPHABETICAL LISTING


NAME OF ENTITY                                  STATE OF QUALIFICATION
--------------                                  ----------------------
IPA Executive Company, Inc.                     Tennessee
NAMM/Texas Investments, Inc.                    Texas
North American Medical Management, Inc.         Tennessee
PhyCor, Inc.                                    Tennessee
PhyCor - Lafayette, LLC                         Indiana
PhyCor/Lexington Real Estate, LLC               Kentucky
PhyCor Management Corporation                   Tennessee
PhyCor of Birmingham, Inc.                      Alabama
PhyCor of Boulder, Inc.                         Colorado
PhyCor of Charlotte, Inc.                       North Carolina
PhyCor of Chickasha, Inc.                       Oklahoma
PhyCor of Cleburne, Inc.                        Texas
PhyCor of Columbia, Inc.                        South Carolina
PhyCor of Conroe, Inc.                          Texas
PhyCor of Corsicana, Inc.                       Texas
PhyCor of Dallas, Inc.                          Texas
PhyCor of Denver, Inc.                          Colorado
PhyCor of Dixon, Inc.                           Illinois
PhyCor of Eugene, Inc.                          Oregon
PhyCor of Fort Collins, Inc.                    Colorado
PhyCor of Fort Smith, Inc.                      Arkansas, Oklahoma
PhyCor of Freeport, Inc.                        Tennessee
PhyCor of Greeley, Inc.                         Colorado
PhyCor of Harlingen, Inc.                       Texas
PhyCor of Hattiesburg, Inc.                     Mississippi
PhyCor of Hawaii, Inc.                          Hawaii
PhyCor of Irving, Inc.                          Texas
PhyCor of Jacksonville, Inc.                    Florida
PhyCor of Kentucky, LLC                         Kentucky
PhyCor of Kingsport, Inc.                       Virginia
PhyCor of Laconia, Inc.                         New Hampshire
PhyCor of Lafayette, Inc.                       Indiana (withdrew qualification)
PhyCor of LaGrange, Inc.                        Georgia
PhyCor of Madisonville, Inc.                    Kentucky (not qualified yet)
PhyCor of Mesa, Inc.                            Arizona
PhyCor of Minot, Inc.                           North Dakota
PhyCor of Nashville, Inc.                       Tennessee

                                 PHYCOR, INC.
                           SUBSIDIARIES/AFFILIATES

                           As of September 30, 1996

           All entities are Tennessee corporations except as noted.

                             ALPHABETICAL LISTING



NAME OF ENTITY                                              STATE OF QUALIFICATION
--------------                                              ----------------------
PhyCor of Newnan, Inc.                                      Georgia
PhyCor of Northeast Arkansas, Inc.                          Arkansas
PhyCor of Northern Michigan, Inc.                           Michigan
PhyCor of Ogden, Inc.                                       Utah
PhyCor of Olean, Inc.                                       New York
PhyCor of Phoenix, Inc.                                     Arizona
PhyCor of Pueblo, Inc.                                      Colorado
PhyCor of Richmond, Inc.                                    Virginia
PhyCor of Roanoke, Inc.                                     Virginia
PhyCor of Rome, Inc.                                        Georgia
PhyCor of Ruston, Inc. (LA)                                 Louisiana only
PhyCor of San Antonio, Inc.                                 Texas
PhyCor of Sayre, Inc.                                       Pennsylvania, New York
PhyCor of South Bend, LLC                                   Indiana
PhyCor of Tidewater, Inc.                                   Virginia
PhyCor of Toledo, Inc.                                      Ohio, Michigan
PhyCor of Vero Beach, Inc. (FL)                             Florida only
PhyCor of West Houston, Inc.                                Texas
PhyCor of Wharton, Inc.                                     Texas
PhyCor of Wichita Falls, Inc.                               Texas
PhyCor of Wilmington, Inc.                                  North Carolina
PhyCor of Winter Haven, Inc.                                Florida
PhyCor-Texas Gulf Coast, Inc.                               Texas
PMC of Arizona, Inc.                                        Arizona
PMC of Colorado, Inc.                                       Colorado
PMC of Maryland, Inc.                                       Maryland
PMC of Michigan, Inc.                                       Michigan
The Member Corporation, Inc.                                Tennessee

                                 PHYCOR, INC.
                           SUBSIDIARIES/AFFILIATES

                           As of September 30, 1996

           All entities are Tennessee corporations except as noted.

                          BY STATE OF QUALIFICATION


NAME OF ENTITY                                   STATE OF QUALIFICATION
--------------                                   ----------------------
PhyCor of Birmingham, Inc.                       Alabama
PhyCor of Fort Smith, Inc.                       Arkansas, Oklahoma
PhyCor of Northeast Arkansas, Inc.               Arkansas
PhyCor of Mesa, Inc.                             Arizona
PhyCor of Phoenix, Inc.                          Arizona
PMC of Arizona, Inc.                             Arizona
PhyCor of Boulder, Inc.                          Colorado
PhyCor of Denver, Inc.                           Colorado
PhyCor of Fort Collins, Inc.                     Colorado
PhyCor of Greeley, Inc.                          Colorado
PhyCor of Pueblo, Inc.                           Colorado
PMC of Colorado, Inc.                            Colorado
PhyCor of Jacksonville, Inc.                     Florida
PhyCor of Vero Beach, Inc. (FL)                  Florida only
PhyCor of Winter Haven, Inc.                     Florida
PhyCor of LaGrange, Inc.                         Georgia
PhyCor of Newnan, Inc.                           Georgia
PhyCor of Rome, Inc.                             Georgia
PhyCor of Hawaii, Inc.                           Hawaii
PhyCor of Dixon, Inc.                            Illinois
PhyCor of Lafayette, Inc.                        Indiana (withdrew qualification)
PhyCor - Lafayette, LLC                          Indiana
PhyCor of South Bend, LLC                        Indiana
PhyCor/Lexington Real Estate, LLC                Kentucky
PhyCor of Kentucky, LLC                          Kentucky
PhyCor of Madisonville, Inc.                     Kentucky (not qualified yet)
PhyCor of Ruston, Inc. (LA)                      Louisiana only
PMC of Maryland, Inc.                            Maryland
PhyCor of Northern Michigan, Inc.                Michigan
PhyCor of Toledo, Inc.                           Michigan, Ohio
PMC of Michigan, Inc.                            Michigan
PhyCor of Hattiesburg, Inc.                      Mississippi
PhyCor of Laconia, Inc.                          New Hampshire
PhyCor of Olean, Inc.                            New York
PhyCor of Charlotte, Inc.                        North Carolina
PhyCor of Wilmington, Inc.                       North Carolina
PhyCor of Minot, Inc.                            North Dakota
PhyCor of Chickasha, Inc.                        Oklahoma

                                 PHYCOR, INC.
                           SUBSIDIARIES/AFFILIATES

                           As of September 30, 1996

           All entities are Tennessee corporations except as noted.

                          BY STATE OF QUALIFICATION


NAME OF ENTITY                                              STATE OF QUALIFICATION
--------------                                              ----------------------
PhyCor of Eugene, Inc.                                      Oregon
PhyCor of Sayre, Inc.                                       Pennsylvania, New York
PhyCor of Columbia, Inc.                                    South Carolina
IPA Executive Company, Inc.                                 Tennessee
North American Medical Management, Inc.                     Tennessee
PhyCor, Inc.                                                Tennessee
PhyCor Management Corporation                               Tennessee
PhyCor of Freeport, Inc.                                    Tennessee
PhyCor of Nashville, Inc.                                   Tennessee
The Member Corporation                                      Tennessee
NAMM/Texas Investments, Inc.                                Texas
PhyCor-Texas Gulf Coast, Inc.                               Texas
PhyCor of Cleburne, Inc.                                    Texas
PhyCor of Conroe, Inc.                                      Texas
PhyCor of Corsicana, Inc.                                   Texas
PhyCor of Dallas, Inc.                                      Texas
PhyCor of Harlingen, Inc.                                   Texas
PhyCor of Irving, Inc.                                      Texas
PhyCor of San Antonio, Inc.                                 Texas
PhyCor of Wharton, Inc.                                     Texas
PhyCor of West Houston, Inc.                                Texas
PhyCor of Wichita Falls, Inc.                               Texas
PhyCor of Ogden, Inc.                                       Utah
PhyCor of Kingsport, Inc.                                   Virginia
PhyCor of Richmond, Inc.                                    Virginia
PhyCor of Roanoke, Inc.                                     Virginia
PhyCor of Tidewater, Inc.                                   Virginia






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